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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 31, 2007



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                     333-140247                     30-0183252
-----------------------  ----------------------------  -------------------------
(STATE OR OTHER              (COMMISSION FILE                (I.R.S. EMPLOYER
JURISDICTION OF                   NUMBER)                    IDENTIFICATION NO.)
 INCORPORATION)



    383 Madison Avenue
    New York, New York                                           10179
-------------------------                                -----------------------
  (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
    EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000

--------------------------------------------------------------------------------

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits:

          5.1 The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


                                  By: /s/ Baron Silverstein
                                      -----------------------------------------
                                  Name:    Baron Silverstein
                                  Title:   Vice President

Dated:   August 31, 2007

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-140247, as noted below:


                             Item 601(a) of
                             Regulation S-K
      Exhibit Number           Exhibit  No.         Sequentially Numbered Description              Page
------------------------ ----------------------- --------------------------------------------- ------------
           5.1                       5.1             Opinion of Greenberg Traurig, LLP with          4
                                                     respect to legality

                                     8.1             Opinion of Greenberg Traurig, LLP with          4
                                                     respect to federal income tax matters
                                                     (contained in Exhibit 5.1)

                                     23.1            Consent of Greenberg Traurig, LLP               4
                                                     (contained in Exhibit 5.1)

           5.2                       5.2             Opinion of Structured Asset Mortgage            7
                                                     Investments II Inc. with respect to legality

                                     23.2            Consent of Structured Asset Mortgage
                                                     Investments II Inc. (contained in Exhibit       7
                                                     5.1)

August 31, 2007

Structured Asset Mortgage Investments II Inc.
83 Madison Avenue
New York, NY 10179

               Mortgage-Backed Securities and/or Asset-Backed Securities Registration Statement on Form S-3

Ladies and Gentlemen:

         We have acted as special counsel to Structured Asset Mortgage Investments II Inc., a Delaware corporation (the "Registrant"), in connection with the authorization and issuance of Structured Asset Mortgage Investments II Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 (the "Certificates"). A Registration Statement on Form S-3, as amended, relating to the Securities (the "Registration Statement") has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Certificates are issuable from time to time in series (each, a "Series") under a separate pooling and servicing agreement (the "Pooling and Servicing Agreement") among the Registrant, the Sponsor named therein, the Master Servicer and Securities Administrator named therein and the Trustee named therein. The Certificates are to be sold as set forth in the Registration Statement, any amendment thereto, and the Prospectus dated June 28, 2007 (the "Prospectus") and related Prospectus Supplement dated August 30, 2007 (the "Prospectus Supplement").

         In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals or as copies thereof, the conformity to the originals of all documents submitted to us as copies, the genuineness of all signatures and the legal capacity of natural persons, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, authentication, payment, delivery and enforceability of and under all documents, and the necessary entity power and authority with respect thereto, and (iv) that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such document as so modified or supplemented. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to, but instead we assume, (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants as to factual matters contained in any document and (b) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates.

         In rendering this opinion letter, any opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or any secured parties, as to which laws we express no opinion herein, (iii) the effect of certain laws, regulations and judicial and other decisions upon (a) the availability and enforceability of certain remedies, including the remedies of specific performance and self-help, and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to judicial jurisdiction, venue or forum and (b) the enforceability of any provision the violation of which would not have any material adverse effect on the performance by any party of its obligations under any agreement and (iv) public policy considerations underlying United States federal securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any provisions referred to in foregoing clause (iii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the federal laws of the United States and the laws of the State of New York. We do not express any opinion herein with respect to the securities laws of any jurisdiction or any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

         The tax opinions set forth below are based upon the existing provisions of applicable law and regulations issued or proposed thereunder, published rulings and releases of applicable agencies or other governmental bodies and existing case law, any of which or the effect of any of which could change at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described below, and we do not express any opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

         Based upon and subject to the foregoing, it is our opinion that:

         1. The Certificates are legally and validly issued and outstanding, fully paid and non-assessable and entitled to the benefits of the Pooling and Servicing Agreement or Grantor Trust Agreement, as applicable.

         2. The description of federal income tax consequences appearing under the heading "Federal Income Tax Consequences" in the Prospectus and Prospectus Supplement, while not purporting to discuss all possible U.S. federal income tax consequences of an investment in the Certificates, is accurate in all material respects with respect to those tax consequences which are discussed, and we hereby adopt and confirm that description as our opinion.

         We hereby consent to the filing of this opinion letter with the Securities and Exchange Commission as an Exhibit to the Registration Statement, and to the use of our name in the Prospectus and the Prospectus Supplement included in the Registration Statement under the headings "Federal Income Tax Consequences" and "Legal Matters", without admitting that we are "persons" within the meaning of Section 7(a) or 11(a) (4) of the Securities Act of 1933, as amended, or "experts" within the meaning of Section 11 thereof, or the General Rules and Regulations of the Securities and Exchange Commission thereunder, with respect to any portion of the Registration Statement.


                                       Very truly yours,



                                       /s/ Greenberg Traurig, LLP
                                       GREENBERG TRAURIG, LLP

                                                                 August 31, 2007

Addressees Listed on Exhibit A


         Re: Structured Asset Mortgage Investments II Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5

Ladies and Gentlemen:

         I am a Senior Managing Director in the Legal Department of Bear, Stearns & Co. Inc. an in such capacity have acted as counsel to Structured Asset Mortgage Investments II Inc., a Delaware corporation (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

         I am providing this opinion in connection with the sale to the Company of certain residential mortgage loans (the "Loans") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 31, 2007 (the "Purchase Agreement"), by and between the Company and EMC Mortgage Corporation (the "Seller"), and the following related agreements:

                  (i) that certain Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, the Seller, Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and Citibank, N.A., as trustee (the "Trustee");

                  (ii) that certain Underwriting Agreement, dated as of February 26, 2007, between the Company and Bear, Stearns & Co. Inc. ("Bear Stearns"), and the related Terms Agreement, dated as of August 30, 2007, between the Company and Bear Stearns; and

                  (iii) that certain Custodial Agreement, dated as of August 31, 2007, by and among the Trustee, the Company, the Master Servicer, and the Custodian.

         The agreements set forth in items (i) through (iii) and the Purchase Agreement are hereinafter referred to as the "Agreements".

         I, or attorneys under my supervision, have examined copies of the Agreements, the Certificate of Formation of the Company and the Amended and Restated Limited Liability Company Agreement of the Company. I, or attorneys under my supervision, also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures (other than with respect to the Company), the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter expressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also

Addressees Listed on Exhibit A
August 31, 2007
Page 2

assumed (other than with respect to the Company) that the Agreements and all other agreements, documents and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver each of the Agreements and all other agreements, documents and instruments, and that such documents, the Agreements, other agreements and instruments are valid, binding and enforceable obligations of such parties.

         I am admitted to the Bar of the State of New York, and I express no opinion as to any laws other than the laws of the United States, the State of New York and the General Corporation Law of the State of Delaware. This opinion is being given as of August 31, 2007, and I express no opinion as to events or conditions subsequent to such date.

         Based on the foregoing, I am of the opinion that:

                  1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign corporation in good standing in the State of New York, with full power and authority to own its assets and conduct its business, to execute, deliver and perform each of the Agreements and all the transactions contemplated thereby, and the Company has taken all necessary action to authorize the execution, delivery and performance of each of the Agreements by it.

                  2. Each of the Agreements has been duly authorized, executed and delivered by the Company.

                  3. The execution and delivery of the Agreements by the Company and the performance of its obligations under the Agreements will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or, to my knowledge, any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, result in the creation or imposition of any lien on any of the Company's assets or property, in each case, which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreements.

                  4. To my knowledge, there is no action, suit, proceeding or investigation pending to which the Company is a party in any court or by or before any other governmental agency or instrumentality or threatened against the Company (a) asserting the invalidity of any of the Agreements or (b) which would materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, any of the Agreements.

                  5. No consent, approval or authorization of any State of New York or federal governmental agency or body or, to the best of my knowledge, any order or decree of any State of New York or federal court or governmental agency or body is required for the

Addressees Listed on Exhibit A
August 31, 20073
Page 3

         consummation by the Company of the transactions contemplated by the terms of the Agreements, except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed, and any such as have been obtained by the Company.

                  6. To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under any of the Agreements.

                  [Remainder of page intentionally left blank]

Addressees Listed on Exhibit A
August 31, 2007
Page 4

         This opinion is furnished solely for the benefit of the Addressees listed on Exhibit A in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose without my prior written approval; provided, however, that Greenberg Traurig, LLP may rely on this opinion in connection with the rendering of its opinion in connection with the purchase of the Mortgage Loans (as defined in the Purchase Agreement) by the Company from the Seller.

         I understand that Greenberg Traurig, LLP will file this opinion with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K for incorporation into the Company's Registration Statement. I hereby consent to the filing of this opinion with the Securities and Exchange Commission.

                                       Very truly yours,



                                       /s/Kenneth Kopelman
                                       Kenneth Kopelman

                                     ANNEX A

EMC Mortgage Corporation
2780 Lake Vista Drive,
Lewisville, TX 75067

Fitch Ratings
One State Street Plaza - 30th Floor
New York, New York  10004

Standard & Poor's, a division of
The McGraw-Hill Companies, Inc.
55 Water Street
41st Floor
New York, New York  10041

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland  21045